UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                           Date of Report-May 15, 1997
                        (Date of earliest event reported)





                        PEACHES ENTERTAINMENT CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                     Florida
                 (State of other jurisdiction of incorporation)



               0-12375                                       59-2166041
       (Commission File Number)                     (I.R.S. Employer I.D. No.)


1180 E. Hallandale Beach Blvd., Hallandale, FL                         33009
   (Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code:             (954)454-5554


The exhibit index for this Form 8-K is located at page 7.

                        PEACHES ENTERTAINMENT CORPORATION


Item 3(b) Bankruptcy or Receivership

A.   Confirmation of Plan of Reorganization

     On August 5, 1996, Peaches Entertainment Corporation (the "Company") filed its plan of reorganization with the Bankruptcy Court for the Southern District of Florida ("Bankruptcy Court"). The Company is a 93.5 percent-owned subsidiary of URT Industries, Inc. (the "Parent"). An amended plan of reorganization was filed on October 23, 1996. The amended plan of reorganization, as modified by the Bankruptcy Court's order of January 17, 1997, was confirmed by the Bankruptcy Court on such date (the "confirmation date") and became effective February 3, 1997 (the "effective date"), subject to satisfaction of certain conditions which were satisfied by February 19, 1997. Among the principal terms of the confirmed plan (the "Plan") are the following:

     o All unsecured creditors, including all of the Company's inventory suppliers, but excluding landlords under leases rejected by the Company, are entitled to 100 percent of their allowed claims (the total of which is approximately $4,922,000). The Company's seven principal suppliers (whose allowed claims total approximately $4,372,000 out of such $4,922,000) were entitled to and received payment and inventory returns equal to approximately 70 percent of their allowed claims (80 percent in the case of one such supplier) within approximately 60 days after the effective date, and the balance (approximately $1,284,000) is payable with interest at prime over a period of 24 months commencing March 1997. The remaining unsecured creditors (whose allowed claims total approximately $550,000) were entitled to and received the full amount of their allowed claims on the effective date. The amounts owed to the principal suppliers are secured by a perfected first lien and security interest in the inventory originally distributed by the secured parties which was sold to the Company or is otherwise in possession and owned by the Company.

     o Landlords under the leases rejected by the Company in connection with the bankruptcy filing were entitled to 30 percent of the allowed claims with respect to such leases, all of which was paid on the effective date.

     o The mortgage holder will receive 100 percent of the allowed claim, with interest, in accordance with the amortization schedule previously in effect, except that the balloon payment on such mortgage which would otherwise have been due in September 1997 was extended to September 2002. All mortgage payments under the amortization schedule were paid timely during the Chapter 11 proceedings.

     o The priority tax claim in the approximate amount of $118,000, which is owed to the Florida Department of Revenue, will be payable with interest at 8 percent over 2 years from the effective date.

     o The priority administrative claims, including professional fees in the approximate amount of $200,000 which have been incurred in connection with the reorganization, were paid on the effective date.

                        PEACHES ENTERTAINMENT CORPORATION




     In order for the Company to be able to effect the Plan of Reorganization on the terms described above, the Parent, in exchange for the issuance to it of 20 million shares of the Company's authorized common stock (including 218,730 treasury shares), contributed $350,000 to the capital of the Company, waived an aggregate of $75,000 of dividends payable by the Company to the Parent, guaranteed, subject to the terms of the Plan, the approximately $1,284,000 which is due the principal suppliers in accordance with the foregoing, and loaned $700,000 to the Company. The loan will be repaid to the Parent with interest at prime over a period of four years beginning on the third anniversary of the effective date, is subordinate to the amounts owed the principal suppliers, and is secured by inventory and all of the assets of the Company. As a result of the above transactions, the Parent is the beneficial owner of approximately 93.5 percent of the Company's issued and outstanding shares of common stock and all of its issued and outstanding shares of preferred stock.

     In March 1997, the Parent and the Company agreed that if the Company's financial statements for its 1997 fiscal year show total shareholders' equity of less than $1,000,000, the above-described $700,000 loan would be reduced by an amount equal to the lesser of $200,000 or the difference between $1,000,000 and the total shareholders' equity of the Company as of the end of its 1997 fiscal year, without taking such debt reduction into account, and cause the amount of such aggregate debt reduction to be transferred to the capital account of the Company in exchange for shares of a new class of cumulative preferred stock, entitled Series C preferred stock, in an amount as shall be determined by dividing the amount of such aggregate debt reduction by $100. Any Series C preferred stock to be so issued pursuant to such arrangement will have a par value of $100 and a cumulative preferred dividend of 10% per annum. The approval of the holders of a majority of the shares of Series C preferred stock, voting as a separate class, would be required with respect to all matters on which the shareholders have a right to vote.

B.   Pro Forma Accounting for Reorganization

     Set forth in the attached pages is an unaudited pro forma balance sheet as of December 28, 1996, which gives effect to the reorganization of the Company as if it had occurred December 28, 1996. The Company's financial statements will be prepared in accordance with the reporting prescribed by Statement of Position 90-7 "Financial Reporting By Entities in Reorganization under the Bankruptcy Code," prepared by the American Institute of Certified Public Accountants, effective March 31, 1992. The pro forma balance sheet shows the adjustments to reflect settlement of allowed claims made to the Company's balance sheet at December 28, 1996, as set forth in the Company's Quarterly Report on Form 10-Q for that period, as if the reorganization had occurred on that date. The December 28, 1996 balance sheet should be consulted, together with the notes to the financial statements and the Company's Annual Report on Form 10-K for the period ended March 30, 1996, for additional information about the Company's financial condition and accounting policies. The actual reorganization adjustments to the Company's balance sheet will be based on the Company's financial condition as of March 29, 1997 and will be reported in the Company's Annual Report on Form 10-K for that period.

                        PEACHES ENTERTAINMENT CORPORATION

                               Unaudited Pro Forma
                                  Balance Sheet

                                December 28, 1996




                                                                                  Reorganization Adjustments
                                                          Preconfirmation         --------------------------          Pro Forma
                        Assets                           December 28, 1996          Debit            Credit       December 28, 1996
                        ------                           -----------------          -----            ------       -----------------
Current assets:
     Cash and cash equivalents                                $2,255,923           350,000 (A)                            1,302,656
                                                                                                     311,428 (C)
                                                                                   700,000 (D)     1,491,839 (E)
                                                                                                     200,000 (F)
     Inventories                                               3,228,724                                                  3,228,724
     Prepaid inventory                                           131,549                                                    131,549
     Prepaid expenses and other current assets                   307,541                                                    307,541
     Refundable income taxes                                       9,838                                                      9,838
                                                              ---------------------------------------------------------------------
                   Total current assets                        5,933,575         1,050,000         2,003,267              4,980,308

Property and equipment, net                                    1,656,147                                                  1,656,147
Other assets                                                     153,202                                                    153,202
                                                              ---------------------------------------------------------------------

                                                              $7,742,924         1,050,000          2,003,267             6,789,657
                                                              =====================================================================

                        PEACHES ENTERTAINMENT CORPORATION

                               Unaudited Pro Forma
                            Balance Sheet (continued)



                                                                                     Reorganization Adjustments
                                                                Preconfirmation      --------------------------       Pro Forma
          Liabilities and Shareholders' Equity                 December 28, 1996        Debit          Credit     December 28, 1996
          ------------------------------------                 -----------------        -----          ------     -----------------
Liabilities not subject to compromise
Current liabilities:
     Current portion of long-term obligations                   $   114,658                           59,000 (B)        815,519
                                                                                                     641,861 (E)
     Accounts payable                                                909,473                         389,927 (E)      1,299,400
     Accrued liabilities                                           1,526,990          118,000 (B)                     1,408,990
                                                               --------------------------------------------------------------------
                                                                   2,551,121          118,000      1,090,788          3,523,909

Long-term obligations                                                724,292                          59,000 (B)      1,425,152
                                                                                                     641,860 (E)
Deferred rent                                                        185,165                                            185,165
Due to Parent                                                           --                           700,000 (D)        700,000
                                                               --------------------------------------------------------------------
            Total liabilities not subject to compromise            3,460,578          118,000      2,491,648          5,834,226

Liabilities subject to compromise                                  3,991,976          600,000 (C)                        --
                                                                                    3,391,976 (E)
                                                               --------------------------------------------------------------------
            Total liabilities                                      7,452,554        4,109,976       2,491,648         5,834,226
                                                               --------------------------------------------------------------------
Shareholders' equity:
     Preferred stock, $100 par value;
       50,000 shares authorized; 5,000 shares
       issued and outstanding                                        500,000                                            500,000
     Common stock, $.01 par value; 40,000,000
       shares authorized;39,889,120 shares issued                    201,079                         200,000 (A)        401,079
     Additional paid-in capital                                    1,284,471                         150,000 (A)      1,434,471
     Retained deficit                                             (1,635,285)                        288,572 (C)     (1,320,224)
                                                                                      200,000 (F)    226,489 (E)
                                                               --------------------------------------------------------------------
                                                                     350,265          200,000        865,061          1,015,326
     Treasury stock, 107,850 common shares, at cost                  (59,895)                                           (59,895)
                                                               --------------------------------------------------------------------
            Total shareholders' equity                               290,370             --          865,061            955,431

Commitments and contingencies
                                                               --------------------------------------------------------------------

                                                                  $ 7,742,924       4,309,976      3,356,709          6,789,657
                                                               ====================================================================



See accompanying notes to pro forma balance sheet.

                        PEACHES ENTERTAINMENT CORPORATION

                        Notes to Pro Forma Balance Sheet
                                   (Unaudited)


A. The Parent, in partial consideration for the issuance to it of 20 million shares of the Company's authorized common stock, contributed $350,000 to the capital of the Company.

B. The priority tax claim amount of $118,000, which is owed to the Florida Department of Revenue, is payable with interest at 8 percent over two years from the effective date.

C. Landlords under leases which were rejected by the Company are entitled to 30 percent of $1,038,000 in allowed claims with respect to such leases, all of which was paid on the effective date.

D. The Parent elected to loan the Company $700,000 on the effective date, and is guaranteeing $1.3 million of the amounts due to the principal suppliers after the effective date pursuant to the deferred payment agreements. The loan will be paid to the Parent with interest at prime over a period of four years beginning on the third anniversary of the effective date, is subordinate to the amounts owed to the principal suppliers, and is secured by inventory and all assets of the Company.

E. All unsecured creditors, including all of the Company's inventory suppliers, but excluding landlords under leases rejected by the Company, are entitled to 100 percent of their allowed claims (the total of which is approximately $4,922,000). The Company's seven principal suppliers (whose allowed claims total approximately $4,372,000 out of such $4,922,000) were entitled to and received payment and inventory returns equal to approximately 70 percent of their allowed claims (80 percent in the case of one such supplier) within approximately 60 days after the effective date, and the balance (approximately $1,284,000) is payable with interest at prime over a period of 24 months commencing March 1997. The remaining unsecured creditors (whose allowed claims total approximately $550,000) were entitled to and received the full amount of their allowed claims on the effective date. The amounts owed to the principal suppliers are secured by a perfected first lien and security interest in the inventory originally distributed by the secured parties which was sold to the Company or is otherwise in the possession or owned by the Company.

F. The priority administrative claims, including professional fees in the approximate amount of $200,000 which have been incurred in connection with the reorganization, were paid on the effective date.

Item 7. Financial Statements and Exhibits

(c) Exhibits required for Form 8-K by Item 601 of Regulation S-K, as indicated in the Exhibit Table in Item 601.

     2. Plan of acquisition, reorganization, arrangement, liquidation or succession

          Debtor's Amended Plan of Reorganization, amended as of October 23, 1996, as modified and confirmed by order dated January 17, 1997 in In re: Peaches Entertainment Corporation, d/b/a Peaches, Case No.:
          96-20153-BICC-RBR, incorporated by reference to Exhibits 1 and 2 to Peaches Entertainment Corporation's Form 8-K dated April 7, 1997.

     4.   Instruments  defining  the  rights  of  security  holders,   including
          indentures

             10.64 Peaches Entertainment Corporation Amended Plan of Reorganization, dated October 23, 1996, incorporated by reference to Exhibit 1 to Peaches Entertainment Corporation's Form 8-K dated April 7, 1997.

             10.65 Order Confirming Peaches Entertainment Corporation's Amended Plan of Reorganization, as Modified, dated January 17, 1997, incorporated by reference to Exhibit 2 to Peaches Entertainment Corporation's Form 8-K dated April 7, 1997.

             10.66 URT Promissory Note dated January 27, 1997 made by Peaches Entertainment Corporation to URT, incorporated by reference to Exhibit 10.66 to Peaches Entertainment Corporation's Form 10-K dated April 25, 1997.

             10.67 Security Agreement dated January 27, 1997 between Peaches Entertainment Corporation and URT, incorporated by reference to Exhibit 10.67 to Peaches Entertainment Corporation's Form 10-K dated April 25, 1997.

             10.68 Mortgage Agreement with Assignment of Rents, Security Agreement and Fixture Filing dated January 27, 1997 by Peaches Entertainment Corporation in favor of URT, incorporated by reference to Exhibit 10.68 to Peaches Entertainment Corporation's Form 10-K dated April 25, 1997.

             10.69 Reimbursement Agreement dated January 27, 1997 between Peaches Entertainment Corporation and URT, incorporated by reference to Exhibit 10.69 to Peaches Entertainment Corporation's Form 10-K dated April 25, 1997.

             10.70 Subordination Agreement dated January 27, 1997 between Peaches Entertainment Corporation, URT and selected creditors, incorporated by reference to Exhibit 10.70 to Peaches Entertainment Corporation's Form 10-K dated April 25, 1997.

             10.71 Subordination Agreement dated January 27, 1997 between Peaches Entertainment Corporation, URT and creditor, incorporated by reference to Exhibit 10.71 to Peaches Entertainment Corporation's Form 10-K dated April 25, 1997.

             10.72 Surrender and Waiver Agreement dated January 27, 1997 between Peaches Entertainment Corporation and URT, incorporated by reference to Exhibit 10.72 to Peaches Entertainment Corporation's Form 10-K dated April 25, 1997.

             10.73 Waiver Agreement dated March 1, 1997 between Peaches Entertainment Corporation and URT, incorporated by reference to Exhibit 10.73 to Peaches Entertainment Corporation's Form 10-K dated April 25, 1997.

             10.74 Stock Purchase Agreement dated March 24, 1997 between Peaches Entertainment Corporation and URT, incorporated by reference to Exhibit 10.74 to Peaches Entertainment Corporation's Form 10-K dated April 25, 1997.

                        PEACHES ENTERTAINMENT CORPORATION

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    Peaches Entertainment Corporation
                                    Registrant



Date: 5/29/97                       /s/ Allan Wolk
                                    --------------
                                    Allan Wolk, Chairman of the Board,
                                    President
                                    (Principal Executive Officer)






Date: 5/29/97                       /s/ Jason Wolk
                                    --------------
                                    Jason Wolk, Executive Vice President,
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)